UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 1999

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza

Houston, Texas 77046

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 232-7500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory note:  Transocean Inc. (“Transocean” or “we”) hereby supplements its Current Report on Form 8-K dated May 17, 1999.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description under Item 8.01 is incorporated herein by reference.

Item 8.01                                             Other Events.

On November 27, 2007, Transocean completed its proposed transactions with GlobalSantaFe Corporation (“GlobalSantaFe”). Under the terms of the Agreement and Plan of Merger dated as of July 21, 2007 (the “Merger Agreement”) among Transocean, GlobalSantaFe and Transocean Worldwide Inc., a direct wholly owned subsidiary of Transocean (“Merger Sub”), GlobalSantaFe merged with Merger Sub by way of a scheme of arrangement qualifying as an amalgamation under Cayman Islands law, with Merger Sub continuing as the surviving entity (the “Merger”). Immediately prior to the effective time of the Merger, each outstanding ordinary share, par value $0.01 per share, of Transocean (the “Transocean Ordinary Shares”) was reclassified by way of a scheme of arrangement under Cayman Islands law into 0.6996 Transocean Ordinary Shares and $33.03 in cash. In connection with the Transactions, effective November 27, 2007, Transocean amended and restated its Memorandum of Association and its Articles of Association.

Set forth below is a description of the share capital of Transocean.

DESCRIPTION OF SHARE CAPITAL

The following description of our share capital is a summary. This summary is not complete and is subject to the complete text of our memorandum of association (the “Memorandum”) and our articles of association (the “Articles”). Our Memorandum and Articles are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on 8-K/A and are incorporated herein by reference.

We are a Cayman Islands exempted company. Our authorized share capital is $13,000,000, divided into:

•                                          800,000,000 ordinary shares, par value $0.01, and

•                                          50,000,000 other shares, par value $0.10, which shares may be designated and created as shares of any other classes or series of shares with the respective rights and restrictions determined by action of the board of directors.

DESCRIPTION OF ORDINARY SHARES

Voting

The holders of ordinary shares are entitled to one vote per share other than on the election of directors.

With respect to the election of directors, each holder of ordinary shares entitled to vote at the election has the right to vote, in person or by proxy, the number of shares held by him for as many persons as there are directors to be elected and for whose election that holder has a right to vote. The directors are divided into three classes, with only one class being up for election each year. Directors are elected by a plurality of the votes cast in the election. We have, however, adopted a majority vote policy in the election of directors as part of our Corporate Governance Guidelines. This policy provides that the board may nominate only those candidates for director who have submitted an irrevocable letter of resignation which would be effective upon and only in the event that (1) such nominee fails to receive a sufficient number of votes from shareholders in an uncontested election and (2) the board accepts the resignation. If a nominee who has submitted such a letter of resignation does not receive more votes cast “for” than “against” the nominee’s election, the Corporate Governance Committee must promptly review the letter of resignation and recommend to the board whether to accept the tendered resignation or reject it. The board must then act on the Corporate Governance Committee’s recommendation within 90 days following the certification of the shareholder vote. The board must promptly disclose its decision regarding whether or not to accept the nominee’s resignation letter. Cumulative voting for the election of directors is prohibited by the Articles.

There are no limitations imposed by Cayman Islands law or the Articles on the right of nonresident shareholders to hold or vote their ordinary shares.

The rights attached to any separate class or series of shares, unless otherwise provided by the terms of the shares of that class or series, may be varied only with the consent in writing of the holders of all of the issued shares of that class or series or by a special resolution passed at a separate general meeting of holders of the shares of that class or series. The necessary quorum for that meeting is the presence in person or by proxy of holders of at least a majority of the shares of that class or series. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series of which he is the holder. Outstanding shares will not be deemed to be varied by the creation or issuance of additional shares that rank in any respect prior to or equivalent with those shares.

Under Cayman Islands law, some matters, like altering the Memorandum or the Articles, changing the name of the company, voluntarily winding up the company or resolving to be registered by way of continuation in a jurisdiction outside the Cayman Islands, require approval of shareholders by a special resolution. A special resolution is a resolution (1) passed by the holders of two-thirds of the shares voted at a general meeting (or such greater number as may be specified in the Articles) or (2) approved in writing by all shareholders entitled to vote at a general meeting of the company.

Quorum for General Meetings

The presence of shareholders, in person or by proxy, holding at least a majority of the issued shares generally entitled to vote at a meeting, is a quorum for the transaction of most business. However, different quorums are required in some cases to approve a change in the Articles.

Shareholders present, in person or by proxy, holding at least 95% of the issued shares entitled to vote at a meeting constitute the required quorum at a general meeting to consider or adopt a special resolution to amend, vary, suspend the operation of or cause any of the following provisions of the Articles to cease to apply:

•                                          Section 17—which relates to the convening of general meetings,

•                                          Section 19—which relates to proceedings and procedures at general meetings,

•                                          Section 21.1—which relates to the election and appointment of directors,

•                                          Section 26—which requires shareholders to approve the sale, lease or exchange of all or substantially all of Transocean’s property or assets, or

•                                          Section 27—which generally requires shareholders to approve business combinations with interested shareholders (with the exceptions described below).

This required quorum is also necessary to amend, vary, suspend the operation of or cause the provisions of Article 40, which sets forth certain corporate governance provisions described below under “Corporate Governance” that are otherwise effective until November 27, 2009, to cease to apply. The quorum requirement for a special resolution to amend, vary, suspend the operation of or cause the provisions of Article 40 to cease to apply may be waived by the vote of two-thirds of the board of directors.

Notwithstanding the above, the presence of shareholders, in person or by proxy, holding at least a majority of the issued shares entitled to vote at the meeting to consider or adopt a special resolution, is a quorum if:

•                                          a majority of the board of directors has, at or prior to the meeting, recommended a vote in favor of the special resolution, and

•                                          in the case of a special resolution to amend, vary, suspend the operation of or disapply Section 27 of the Articles, other than a special resolution referred to below, the favorable board of directors’ recommendation is made at a time when a majority of the board of directors then in office were directors prior to any person becoming an interested shareholder during the previous three years or were recommended for election or elected to succeed those directors by a majority of those directors.

In addition, the presence of shareholders, in person or by proxy, holding at least a majority of the issued shares entitled to vote at a meeting, is also the required quorum to consider or adopt a special resolution to delete Section 27 of the Articles if:

•                                          the resolution will not be effective until 12 months after the passing of the resolution, and

•                                          the restriction in Section 27 of the Articles will otherwise continue to apply to any business combination between us and any person who became an interested shareholder on or before the passing of the resolution.

The shareholders present at a duly constituted general meeting may continue to transact business until adjournment, despite the withdrawal of shareholders that leaves less than a quorum.

Corporate Governance

Article 40 of the Articles stipulates the following with respect to the composition of our board of directors and our management until November 27, 2009, the second anniversary of our merger transaction with GlobalSantaFe:

•                                          the board of directors will consist of 14 directors, an equal number of whom were designated prior to the merger transaction by Transocean, whom we refer to as the Transocean designated directors, and by GlobalSantaFe, whom we refer to as the GlobalSantaFe designated directors,

•                                          Robert E. Rose will be the chairman of the board of directors, and the removal, replacement or appointment of a new chairman will require the vote of two-thirds of the entire board of directors,

•                                          each committee of the board of directors will consist of an equal number of Transocean designated directors and GlobalSantaFe designated directors,

•                                          the chairman of each of the audit committee and the executive compensation committee of the board of directors will be a GlobalSantaFe designated director,

•                                          the chairman of each of the corporate governance committee and the finance and benefits committee of the board of directors will be a Transocean designated director,

•                                          in the event that a Transocean designated director or a GlobalSantaFe designated director dies, resigns, is removed from or otherwise fails to serve on the board of directors, the remaining Transocean designated directors or GlobalSantaFe designated directors, as applicable, may designate such director’s replacement, and

•                                          Robert L. Long will be our chief executive officer and Jon A. Marshall will be our president and chief operating officer, and the removal, replacement or appointment of a new chief executive officer or president and chief operating officer will require the vote of two-thirds of the entire board of directors.

Dividend Rights

Subject to the Companies Law (as amended) of the Cayman Islands, any rights and restrictions of any other class or series of shares, the board of directors may, from time to time, declare dividends on the shares issued and authorize payment of the dividends out of our lawfully available funds. The board of directors may declare that any dividend be paid wholly or partly by the distribution of our shares and/or specific assets.

Rights Upon Liquidation

Upon our liquidation, after creditors have been paid the full amounts owing to them and the holders of any issued shares ranking senior to the ordinary shares as to distribution on liquidation or winding-up are entitled to receive have been paid or set aside for payment, then the holders of ordinary shares are entitled to receive, pro rata, any remaining assets available for distribution to the holders of ordinary shares. The liquidator may deduct from the amount payable in respect of those ordinary shares any liabilities the holder has to or with us. The assets received by the holders of ordinary shares in liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders.

No Sinking Fund

The ordinary shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

The ordinary shares that have been issued to date are duly and validly issued, fully paid and nonassessable.

No Preemptive Rights

Holders of ordinary shares have no preemptive or preferential right to purchase any of our securities.

Redemption and Conversion

The ordinary shares are not convertible into shares of any other class or series or subject to redemption either by us or the holder of the shares.

Repurchase

Under the Articles, we may purchase any issued ordinary shares in the circumstances and on the terms agreed by us and the holder of the shares, whether or not we have made a similar offer to any of the other holders of ordinary shares.

Restrictions on Transfer

Subject to the rules of any stock exchange on which the ordinary shares may be listed, the board of directors may, in its absolute discretion and without assigning any reason, decline to register any transfer of shares.

Other Classes or Series of Shares

The board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of that class or series, to provide from time to time for the issuance of other classes or series of shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Compulsory Acquisition of Shares Held by Minority Holders

An acquiring party is generally able to acquire compulsorily the ordinary shares of minority holders in one of two ways:

•                                          by a procedure under the Companies Law (as amended) of the Cayman Islands known as a “scheme of arrangement.”  A scheme of arrangement is made by obtaining the consent of the Cayman Islands company, the consent of a Cayman

Islands court and approval of the arrangement by a majority in number representing 75% or more in value of each of the shareholders present and voting, whether in person or by proxy, at the meeting held to consider the arrangement (in each case ignoring the issued ordinary shares held by the acquiring party, if any). If a scheme of arrangement receives all necessary consents, all holders of ordinary shares of the company would be compelled to sell their shares under the terms of the scheme of arrangement, or

•                                          by acquiring pursuant to a tender offer 90% of the ordinary shares not already owned by the acquiring party. If the acquiring party has, within four months after the making of an offer for all the ordinary shares not owned by the acquiring party, obtained the approval of not less than 90% of all the shares to which the offer relates, the acquiring party may, at any time within two months after the end of that four-month period, require any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares, unless within one month from the date on which the notice to compulsorily acquire was given to the nontendering shareholder, the nontendering shareholder is able to convince a Cayman Islands court to order otherwise.

Stock Exchange Listing

The ordinary shares are listed on the New York Stock Exchange and trade under the symbol “RIG.”

Transfer Agent

The transfer agent and registrar for the ordinary shares is The Bank of New York.

Anti-Takeover Provisions

The Articles have provisions that could have an anti-takeover effect. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors, and may have the effect of discouraging actual or threatened changes of control by limiting certain actions that may be taken by a potential acquirer prior to its having obtained sufficient control to adopt a special resolution amending the Articles.

The Articles provide that our board of directors will be divided into three classes serving staggered three-year terms. Directors can be removed from office only for cause, as defined in the Articles, by the affirmative vote of the holders of a majority of the issued shares generally entitled to vote. The board of directors does not have the power to remove directors. Vacancies on the board of directors may be filled only by the remaining directors and not by the shareholders. Additionally, until November 27, 2009, any vacancy on the board of directors shall be filled as follows: if the vacancy relates to a director who was a Transocean director immediately prior to the time of our merger transaction with GlobalSantaFe, then by the other Transocean directors, and if the vacancy relates to a director who was a GlobalSantaFe director immediately prior to the time of our merger transaction with GlobalSantaFe, then by the other

GlobalSantaFe directors. Each of these provisions can delay a shareholder from obtaining majority representation on the board of directors.

The Articles provide that the board of directors will consist of at least two and not more than 14 persons plus the number of directors that any class of shares (other than ordinary shares) are entitled to elect, voting separately as a class. As of the effective time of our merger transaction with GlobalSantaFe, we had 14 directors, seven of whom were previously Transocean directors and seven of whom were previously GlobalSantaFe directors. We will use reasonable best efforts to maintain this allocation until November 27, 2009. After such time, the exact number of directors is to be set from time to time by a majority of the whole board of directors. Accordingly, the board of directors, and not the shareholders, has the authority to determine the number of directors and could delay any shareholder from obtaining majority representation on the board of directors by enlarging the board of directors and filling the new vacancies with its own nominees until a general meeting at which directors are to be appointed.

The Articles establish an advance notice procedure that must be followed by shareholders if they wish to nominate candidates for election as directors or propose any business at an annual general meeting of shareholders. The Articles provide generally that, if a shareholder desires to nominate candidates for election as directors or propose any business at an annual general meeting, that shareholder must give us notice not less than 90 days prior to the anniversary of the originally scheduled date of the immediately preceding annual general meeting. However, if the date of the forthcoming annual general meeting is more than 30 days before or after the anniversary date, the deadline is the close of business on the tenth day after we publicly disclose the meeting date. In each case, the notice must contain specified information concerning the shareholder submitting the proposal.

Subject to the terms of any other class of shares in issue, any action required or permitted to be taken by the holders of ordinary shares must be taken at a duly called annual or special general meeting of shareholders unless taken by written consent of all holders of ordinary shares. Special general meetings may be called only by a majority of the entire board of directors.

The board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of a class or series, to issue from time to time any other classes or series of shares with the designations and relative powers, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption as it considers fit. The board of directors could authorize the issuance of preference shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.

The special quorum provisions contained in the Articles require the holders of 95% of all the voting shares to be present, in person or by proxy, at a general meeting to consider or adopt a special resolution to amend, vary, suspend the operation of or cease the application of the following provisions of the Articles, unless a majority of the board of directors has recommended that the shareholders vote in favor of the special resolution:

•                                          Section 17 — which relates to the convening of general meetings,

•                                          Section 19 — which relates to proceedings and procedures at general meetings,

•                                          Section 21.1 — which relates to the election and appointment of directors,

•                                          Section 26 — which requires shareholders to approve the sale, lease or exchange of all or substantially all of our property or assets, or

•                                          Section 27 — which generally requires shareholders to approve business combinations with interested shareholders.

This required quorum is also necessary to amend, vary, suspend the operation of or cause the provisions of Article 40, which sets forth certain corporate governance provisions that are otherwise effective until November 27, 2009, to cease to apply. These provisions include that until November 27, 2009, Robert E. Rose will serve as chairman of the board of directors, Robert L. Long will serve as our chief executive officer and Jon A. Marshall will serve as our president and chief operating officer unless such person is removed or replaced by the affirmative vote of two-thirds of the entire board of directors of Transocean. The quorum requirement for a special resolution to amend, vary, suspend the operation of or cause the provisions of Article 40 to cease to apply may be waived by the vote of two-thirds of the board of directors.

For a description of exceptions to the quorum requirements to amend Section 27, see the discussion under the heading “Quorum for General Meetings” above.

The Articles generally prohibit “business combinations” between us and an “interested shareholder.” Specifically, “business combinations” between an interested shareholder and us are prohibited for a period of three years after the time the interested shareholder acquired its shares, unless:

•                                          the business combination or the transaction resulting in the person becoming an interested shareholder is approved by the board of directors prior to the date the interested shareholder acquired shares,

•                                          the interested shareholder acquired at least 85% of our shares in the transaction in which it became an interested shareholder, or

•                                          the business combination is approved by a majority of the board of directors and by the affirmative vote of disinterested shareholders holding at least two-thirds of the shares generally entitled to vote.

“Business combinations” is defined broadly to include mergers, consolidations of majority owned subsidiaries, sales or other dispositions of assets having an aggregate value equal to or in excess of 10% of our consolidated assets, and most transactions that would increase the interested shareholder’s proportionate share ownership.

“Interested shareholder” is defined as a person who, together with any affiliates and/or associates of that person, beneficially owns, directly or indirectly, 15% or more of our issued voting shares, or who is an affiliate or associate of the company and was the owner of 15% or more of our issued voting shares within the three-year period immediately prior to the date a determination is sought.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed herewith:

3.1           Transocean Amended and Restated Memorandum of Association (incorporated herein by reference to Annex E to the Joint Proxy Statement of Transocean and GlobalSantaFe filed on October 3, 2007).

3.2           Transocean Amended and Restated Articles of Association (incorporated herein by reference to Annex F to the Joint Proxy Statement of Transocean and GlobalSantaFe filed on October 3, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: November 27, 2007	By:	/s/ Chipman Earle
Chipman Earle
Associate General Counsel
and Corporate Secretary